UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 4, 2022

GINKGO BIOWORKS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40097	87-2652913
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27 Drydock Avenue
8th Floor
Boston, MA 02210
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (877) 422-5362

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	DNA	NYSE
Warrants to purchase one share of Class A common stock, each at an exercise price of $11.50 per share	DNA.WS	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

In anticipation of its filing one or more registration statements on Form S-3, Ginkgo Bioworks Holdings, Inc. (the “Company”) is filing this Current Report on Form 8-K to incorporate by reference the recast presentation of certain financial information and related disclosures included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, which was filed with the Securities and Exchange Commission (the “SEC”) on March 29, 2022 (the “2021 Form 10-K”), to reflect the Company’s change in reportable segments, which was reported in its Quarterly Report on Form 10-Q for the quarter ended March 31, 2022, filed with the SEC on May 16, 2022. This recast financial information is filed herewith to incorporate such information by reference into the Company’s future filings under the Securities Act of 1933, as amended.

In the first quarter of 2022, the Company changed its financial reporting to two reportable segments comprised of (i) Foundry and (ii) Biosecurity, as described in Exhibit 99.1 (Notes 2 and 25 to the consolidated financial statements). This new alignment replaced the Company’s historical reporting of a single reportable segment.

The exhibit included as Exhibit 99.1 hereto revises the information in the following Items of the 2021 Form 10-K as initially filed in order to reflect, as appropriate, the matters described above: Part II, Item 7 (Management’s Discussion and Analysis of Financial Condition and Results of Operations) and Part II, Item 8 (Financial Statements and Supplementary Data). The presentation of the Company’s historical financial information in Exhibit 99.1 is consistent with the segment presentation set forth in the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2022 and June 30, 2022, filed with the SEC on May 16, 2022 and August 15, 2022, respectively.

No items in the 2021 Form 10-K other than those identified above are being updated by this Form 8-K. Information in the 2021 Form 10-K is generally stated as of December 31, 2021, and this Form 8-K does not reflect any subsequent information or events other than the changes noted above. For a discussion of events and developments subsequent to the filing of the 2021 Form 10-K, please refer to the Company’s SEC filings since that date.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

23.1	Consent of Ernst & Young, LLP, Independent Registered Public Accounting Firm.

99.1	Excerpts from the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, reflecting revisions to Part II, Item 7 and Part II, Item 8 thereof.

104	Cover Page Interactive Data File (embedded within the Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

Date: October 4, 2022	GINKGO BIOWORKS HOLDINGS, INC.
(REGISTRANT)

	By:	/s/ Mark Dmytruk
	Name:	Mark Dmytruk
	Title:	Chief Financial Officer